EXHIBIT 10.1

                                    AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT
                                       OF
                                 BRUCE A. EFIRD


     This Amendment to Employment Agreement of Bruce A. Efird is by and between FRED'S, INC., a Tennessee Corporation with offices at 4300 New Getwell Road, Memphis, Tennessee 38118 (Company) and BRUCE A. EFIRD, whose address is 64 Monterey Oaks Cove, Eads, Tennessee 38028 (Executive).

     In consideration of the mutual covenants and conditions herein set forth, the Parties hereto agree and each of them agrees to said amendments as follows:

     1. Provision number one (#1) of said contract is amended to change the commencement date to "from and after February 2, 2009 (the "Initial Term") ..."
     2. The first sentence of Provision number two (#2) is amended to read as follows: "Executive agrees to serve as Company's "Chief Executive Officer and President during the term ..."
     3.   Said amendments are effective as of February 2, 2009.
     4. All other Terms and Conditions of said Contract remain in full force and effect.

Dated this the 16th day of February, 2009.


WITNESS;                                FRED'S, INC.

/s/ Charles S. Vail                     By: /s/ Michael J. Hayes
-----------------------------------     ----------------------------------------
                                        Michael J. Hayes, Chairman of
                                        the Board of Directors


WITNESS;

/s/ Charles S. Vail                     /s/ Bruce A. Efird
-----------------------------------     --------------------------------------
                                        BRUCE A. EFIRD, Executive